Exhibit 10.4

                         EIGHTH MODIFICATION AGREEMENT

     THIS MODIFICATION AGREEMENT (the "Agreement' ') is made as of the 2nd day of January, 2001, by and among E-LOAN, INC. (the "Borrower"), COOPER RIVER FUNDING INC. (the "Lender") and GE CAPITAL MORTGAGE SERVICES, INC. (the "Agent").

                                   BACKGROUND

     The Borrower, the Lender and the Agent entered into a Warehouse Credit Agreement dated as of June 24, 1998, as amended (as so amended, the "Warehouse Credit Agreement") pursuant to which the Lender agreed to make advances (the "Advances") to the Borrower in accordance with the provisions of the Warehouse Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warehouse Credit Agreement.

     The Advances are evidenced by the Borrower's Second Amended and Restated Note dated as of July 28, 1999 (the "Note") in the stated principal amount of $50,000,000 and secured by, among other things, a Warehouse Security Agreement dated as of June 24, 1998, as amended (as so amended, the "Warehouse Security Agreement") between the Borrower and the Agent granting the Agent a security interest in certain of the Borrower's assets.

     The Borrower has requested that the Lender extend the term of the Lender's commitment and make certain other modifications to the terms of the Warehouse Credit Agreement, and the Lender and the Agent have agreed to such modifications subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. WAREHOUSE CREDIT AGREEMENT. The Warehouse Credit Agreement is hereby amended as follows:

          (a) The definition of "Expiry Date" contained in Section 1.01 of the Warehouse Credit Agreement is amended to read in full as follows:

               ""EXPIRY DATE" shall mean the earlier of (i) June 30, 2001 as such date may be extended upon mutual agreement among the Borrower, the Lender and the Agent from time to time, (ii) the date which is fifteen days prior to the Liquidity Termination Date in effect from time to time and (iii) the date that is 120 days after the date on which the Lender shall have given the Borrower the notice referred to in Section 9.13 hereof."

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                                                                    Exhibit 10.4

          (b) Clause (1) of the proviso of Section 2.01 of the Warehouse Credit Agreement is amended to read in full as follows:

               "(1) the aggregate principal amount of Advances outstanding at any time shall not exceed the lesser of (x) the Commitment and (y) an amount equal to: (A) the Borrowing Base at such time minus (b) $1,000,000."

          (c) Clause (4) of the proviso of Section 2.01 of the Warehouse Credit Agreement is amended to read in full as follows:

               "(4) the aggregate principal amount of Advances outstanding at any time secured by Jumbo Loans shall not exceed 40% of the Commitment,"

          (d) The first sentence of Section 3.01(c) of the Warehouse Credit Agreement is amended to read in full as follows:

               "(c) The Borrower shall pay the Lender a non-use fee (the "Non-Use Fee") with respect to each calendar month during the term of this Agreement during which the average outstanding principal amount of Advances is less than an amount equal to fifty percent (50%) of the Commitment, computed at the rate of 0.25% per annum on the daily average unutilized Commitment."

          (e) Section 4.02(a) of the Warehouse Credit Agreement is amended to read in fall as follows:

               "(a) if on any date the aggregate principal amount of Advances outstanding (after giving effect to all other repayments thereof on such date) exceeds the lesser of (x) the Commitment or (y) an amount equal to: (i) the Borrowing Base as then in effect minus (ii) $1,000,000, the Borrower shall immediately prepay the principal of Advances in an aggregate amount equal to such excess;"

          (f) Section 4.02(d) of the Warehouse Credit Agreement is amended to read in fall as follows:

               "(d) if on any date the aggregate principal amount outstanding of Advances secured by Jumbo Loans exceeds 40% of the Commitment, the Borrower shall immediately prepay the principal of Advances secured by Jumbo Loans in an aggregate amount equal to such excess;"

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                                                                    Exhibit 10.4

          (g) Section 4.03(a) of the Warehouse Credit Agreement is amended to read in full as follows:

               "(a) So long as no Default or Event of Default has occurred and is continuing or would result therefrom, upon the Borrower's request therefor accompanied by a prepayment by the Borrower of Advances in an amount sufficient to cause the amount of Advances outstanding to be less than or equal to: (x) the Borrowing Base (calculated without reference to any Collateral which the Borrower requests be released from the Lien granted pursuant to the Warehouse Security Agreement) minus (y) $1,000,000, and a deposit by the Borrower of such amount as the Agent shall designate as a reserve for application to any fees, accrued interest or breakage costs payable with respect to the calendar month in which such prepayment occurs, the Security Agent shall, within one Business Day after the later of the receipt of such request or such prepayment and deposit, release from the Lien granted pursuant to the Warehouse Security Agreement and deliver to the Borrower in accordance with the terms of the Warehouse Security Agreement (i) the Collateral corresponding to such Mortgage Loan(s) or Mortgage-backed Security(ies) and (ii) the Collateral Documents pertaining thereto."

          (h) Section 4.04(c) of the Warehouse Credit Agreement is amended to read in full as follows:

               "(c) The Borrower shall make a deposit in immediately available funds into the Warehouse Payment Account by 4:00 p.m. on the Business Day on which the release of the Security Agent's security interest in such Mortgage Loan or Mortgage-backed Securities is scheduled to occur pursuant to the purchase by an Investor under a Purchase Commitment, in an amount equal to the amount by which the aggregate amount of Advances outstanding exceeds: (i) the Borrowing Base (calculated without reference to any such Mortgage Loan or Mortgage-backed Security) minus (ii) $1,000,000."

          (i) There shall be added to Section 7 of the Warehouse Credit Agreement a new section 7.14 which shall read in full as follows:

               "7.14 ADDITIONAL CREDIT FACILITY. The Borrower will at all times during the term of this Agreement maintain, in addition to the Commitment hereunder, a mortgage loan funding facility of at least $1003,000,000 with another lender."

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                                                                    Exhibit 10.4

          (j) There shall be added to Section 8 of the Warehouse Credit Agreement a new section 8.17 which shall read in full as follows:

               "8.17 CASH ON HAND. The Borrower will not permit its

               cash on hand to be less than $15,000,000 at any time during the term of this Agreement."

     2. WAREHOUSE SECURITY AGREEMENT. Section 4(a) of the Warehouse Security Agreement is amended to read in full as follows:

               "(a) So long as no Default or Event of Default has occurred and is continuing or would result therefrom, upon the Assignor's request therefor and a prepayment by the Assignor of Advances in an amount sufficient to cause the amount of Advances outstanding to be less than or equal to: (x) the Borrowing Base (calculated without reference to any Collateral which the Assignor requests be released from the Lien granted pursuant hereto) minus (y) $1,000,000, and a deposit by the Assignor of such amount as the Agent shall designate as a reserve for application to any fees, accrued interest or breakage costs payable under the Warehouse Credit Agreement with respect to the calendar month in which such prepayment occurs, the Security Agent shall, within one Business Day after the later of the receipt of such request or such prepayment and deposit, release from the Lien granted pursuant hereto and deliver to the Assignor (i) the Collateral corresponding to such Mortgage Loan(s) or Mortgage-backed Security(ies) and (ii) the Collateral Documents pertaining thereto."

     3. CONDITIONS OF EFFECTIVENESS. This Agreement shall become effective as of the date first written above when this Agreement shall have been executed by the Borrower, the Lender and the Agent, and the Borrower shall have delivered to the Agent for the benefit of the Lender additional Collateral consisting of cash in an amount sufficient to cause the Borrowing Base to exceed the amount of Advances by at least $1,000,000.

     4.   REFERENCES TO CREDIT DOCUMENTS. Upon the effectiveness of this
Agreement:

          (a) Each reference in the Warehouse Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the Note and the Warehouse Security Agreement to the Warehouse Credit Agreement shall mean and be a reference to the Warehouse Credit Agreement as amended hereby; and

          (b) Each reference in the Warehouse Credit Agreement and the Note to the Warehouse Security Agreement shall mean and be a reference to the Warehouse Security Agreement as amended hereby.

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                                                                    Exhibit 10.4

     5.   RATIFICATION OF DOCUMENTS.

          (a) Except as specifically amended herein, the Warehouse Credit Agreement, the Note and the Warehouse Security Agreement shall remain unaltered and in full force and effect and are hereby ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender or the Agent under the Warehouse Credit Agreement, the Note or the Warehouse Security Agreement nor constitute a waiver of any default or Event of Default under the Warehouse Credit Agreement, the Note or the Warehouse Security Agreement.

     6. REPRESENTATIONS AND WARRANTIES. The Borrower hereby certifies that (i) the representations and warranties which it made in the Warehouse Credit Agreement and the Warehouse Security Agreement are true and correct as of the date hereof and (R) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Note, the Warehouse Credit Agreement or the Warehouse Security Agreement exists on the date hereof.

     7.   MISCELLANEOUS.

          (a) This Agreement shall be governed by and construed according to the laws of the State of New York without regard to. principles of conflicts of laws and shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

          (b) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (c) This Agreement is intended to take effect as a document under seal.

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                                                                    Exhibit 10.4

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                         E-LOAN, INC.


                                         By:  /s/ JOSEPH J. KENNEDY
                                              ----------------------------------
                                              President

                                         COOPER RIVER FUNDING INC.


                                         By:  /s/ ILLEGIBLE
                                              ----------------------------------
                                              Assistant Treasurer

                                         GE CAPITAL MORTGAGE SERVICES, INC.


                                         By:  /s/ ILLEGIBLE
                                              ----------------------------------
                                              Vice President